UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 9, 2012

DYAX CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
55 Network Drive Burlington, MA 01803
(Address of Principal Executive Offices) (Zip Code)

(617) 225-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2012, the Board of Directors of Dyax Corp. (the “Company”) appointed Ivana Magovcevic-Liebisch, PhD, JD, 45, to the new position of Executive Vice President, Chief Operating Officer and appointed Burt Adelman, M.D., 60, Chief Medical Officer, to Executive Vice President, as announced in the Company’s Press Release dated August 20, 2012.

Dr. Magovcevic-Liebisch joined Dyax in April 2001 and has served as an executive officer at the Company since 2005. During her tenure, Dr. Magovcevic-Liebisch has been appointed to roles of increasing responsibility. She has served as Vice President of Intellectual Property, Executive Vice President and General Counsel, and, most recently, Executive Vice President and Chief Business Officer. Dr. Magovcevic-Liebisch was Director of Intellectual Property and Patent Counsel for Transkaryotic Therapies, Inc. from 1998 to 2001.  Dr. Magovcevic-Liebisch holds a doctorate in genetics from Harvard University and a law degree from Suffolk University.

Dr. Adelman has experience and expertise in drug development and commercialization.  He led the successful development of a number of important biologic and small molecule therapeutics, including Angiomax®, Avonex®, Amevive® and Tysabri®.  Dr. Adelman began his career with Biogen Idec (then Biogen) in 1991 as Director of Medical Research, and held positions of increasing responsibility including Vice President, Regulatory Affairs, Vice President, Development Operations, and Executive Vice President, Research and Development.  He retired from Biogen Idec as Executive Vice President of Portfolio Strategy in 2007.  Since 1991, Dr. Adelman has served as a lecturer in medicine at the Harvard Medical School.  He was also a faculty member in the Department of Medicine at the Medical College of Virginia from 1984 to 1991, and Chief of the Hematology-Oncology service at the Hunter Holmes McGuire VA Medical Center. From 2009 to 2010, Dr. Adelman was interim President of Research and Development at Eleven Biotherapeutics, Inc. From 2010 to present, Dr. Adelman has served as an advisor to Eleven Biotherapeutics, Inc.

In connection with his appointment, Dr. Adelman has entered into our standard form of Executive Retention Agreement.

Item 9.01  Financial Statements and Exhibits.

 (d) Exhibits

99.1	Press release of Dyax Corp. dated August 20, 2012.

99.2	Form of Executive Retention Agreement for executive officers other than the CEO. Filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 000-24537) filed on December 23, 2010 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated:	August 20, 2012	By:	/s/ George Migausky
George Migausky,
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release of Dyax Corp. dated August 20, 2012.

99.2

Form of Executive Retention Agreement for executive officers other than the CEO.  Filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 000-24537) filed on December 23, 2010 and incorporated herein by reference.

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